UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

Ohr Pharmaceutical, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2017, Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”), issued a press release announcing its results for the second quarter ended March 31, 2017. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth or incorporated by reference in this Item 2.02 of this Current Report on Form 8-K, including the applicable portion of the press release attached as Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 8.01	Other Events.

On May 11, 2017, the Company issued a press release announcing the election of the Hon. Michael A. Ferguson as a director and Chairman of the Board of Directors of the Company, and the resignation of Ira Greenstein as a director of the Company. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated May 11, 2017

99.2	Press release, dated May 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC
(Registrant)

Date: May 11, 2017	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 11, 2017

99.2	Press release, dated May 11, 2017